American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
International Value Fund
Supplement dated September 1, 2016 ■ Summary Prospectus and Prospectus dated March 29, 2016

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 5 of the prospectus:
Portfolio Managers
Vinod Chandrashekaran, Senior Vice President, Director of Quantitative Research & Portfolio Management, has been a member of the team that manages the fund since 2013.
Elizabeth Xie, CFA, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2007.

The following replaces The Fund Management Team section on page 9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Vinod Chandrashekaran
Dr. Chandrashekaran, Senior Vice President, Director of Quantitative Research & Portfolio Management, has been a member of the team that manages the fund since joining American Century Investments in 2013. From 2010 to 2013, he was the head of risk management for quantitative equity and quantitative global-macro strategies for BlackRock. From 2007 to 2009, he was the head of implementation research for quantitative active equity for Barclays Global Investors. He has a bachelor’s degree in electronics from the Indian Institute of Technology Madras, India and a Ph.D. in finance from the University of California, Berkeley.
Elizabeth Xie
Dr. Xie, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2007. She became a portfolio manager in 2010. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.
The SAI provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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